Exhibit 10.6(b)


                 THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE
                SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE OFFERED
                 AND SOLD OR OTHERWISE TRANSFERRED ONLY IF REGISTERED
                     PURSUANT TO THE PROVISIONS OF THAT ACT OR IF
                     AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

                                J&B MANAGEMENT COMPANY
                                 J&B MANAGEMENT CORP.
                             SULGRAVE REALTY CORPORATION
                              WILMART DEVELOPMENT CORP.
                                LEISURE CENTERS, INC.
                                    AS CO-OBLIGORS

                           12.375% BONDS DUE APRIL 15, 2003
             (With Mandatory Redemption of 50% of the Original Principal
                             Amount on October 15, 2002)

                                       SERIES 2
          $-------------                              ---------------, ----

          Registered Owner:   --------------------------------------
          Certificate Number: --------------------------------------

                    FOR VALUE RECEIVED, the undersigned, J&B Management Company, a New Jersey general partnership, J&B Management Corp., a New Jersey corporation, Sulgrave Realty Corporation, a New Jersey corporation, Wilmart Development Corp., a New Jersey corporation, and Leisure Centers, Inc., a Delaware corporation, as co-obligors on the Bonds (collectively, the "Company"), hereby promise to pay to the registered owner specified above or registered assigns, the principal amount specified above on April 15, 2002, subject to mandatory redemption, together with accrued but unpaid interest. Interest on the unpaid balance of this Bond from the date hereof will be payable monthly on the 15th day of each month if such day is a Business Day (as hereinafter defined) at the rate of 12.375% per annum until the entire principal of this Bond shall have been paid. If such day is not a Business Day, the next Business Day shall be the date interest on the Bonds is payable. For the purposes of this Bond, Business Day shall mean any day other than a day on which The Bank of New York is authorized to remain closed in New York City. Interest on any overdue principal and on any overdue installment of interest (to the extent permitted under applicable law), shall be payable monthly at a rate equal to the interest rate per annum then being borne by the Bond until paid, or, at the option of the holder hereof, on demand. Interest shall be computed on the basis of a year of 360 days.

                    Payments of principal and interest shall be made in lawful money of the United States of America by check mailed to the registered owner of this Bond at the registered owner's address as it appears in the register.

                    This Bond is one of the Series 2 Bonds due April 15, 2003 of the Company (the "Bonds"), originally issued in the principal amount of $--------- pursuant to the Subscription Agreement, dated as of -----------------------, 19-- (the
          "Subscription Agreement"), between the Company and the purchaser named therein, the Bank Agreement, dated as of August 3, 1995 (the "Bank Agreement") between the Company and The Bank of New York (the "Bank") and the Confidential Private Placement Memorandum of the Company dated August 7, 1995, as amended from time to time (the "Memorandum"). Reference is hereby made to the Subscription Agreement, the Bank Agreement and the Memorandum and to all amendments and supplements thereto for a description of the terms and conditions upon which this Bond is issued and the rights, duties and obligations of the Company, the Bank and the holder of this Bond. Copies of the Subscription Agreement, the Bank Agreement and the Memorandum are on file in the principal corporate trust office of the Bank.

                    This Bond will be without recourse to the general partners of J&B Management Company or the shareholders of J&B Management Corp., Sulgrave Realty Corporation, Wilmart
          Development Corp. and Leisure Centers, Inc.

                    This Bond shall be governed by the laws of the State of New Jersey.

                    IN WITNESS WHEREOF, the Company has caused this Bond to be executed by its partner or officer thereunto duly authorized, the day and year first above written.

                              J&B MANAGEMENT COMPANY


                              By:----------------------------------
                                 Title:  General Partner


                              J&B MANAGEMENT CORP.


                              By:----------------------------------
                                 Title:


                              SULGRAVE REALTY CORPORATION


                              By:----------------------------------
                                 Title:


                              WILMART DEVELOPMENT CORP.


                              By:----------------------------------
                                 Title:


                              LEISURE CENTERS, INC.


                              By:----------------------------------
                                 Title:

                            CERTIFICATE OF AUTHENTICATION


                    This Bond is one of the Bonds of the issue described in the within mentioned Bank Agreement.

                                        THE BANK OF NEW YORK


                                        By:--------------------------------
                                           Authorized Signatory

                                        Date of Authentication:  ----------




                                      ASSIGNMENT

                    FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto -------------------------- the within Bond and does hereby irrevocably constitute and appoint ------------------ ------ attorney to transfer the said Bond on the books kept for registration thereof, with full power of substitution in the premises.



          Date:----------------                   -------------------------



          Signature Guaranteed:


          ---------------------


          NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears upon the face of the within Bond in every particular, without alteration or enlargement or any change whatever.